UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2011

General Steel Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-33717	41-2079252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Suite 2315, Kun Tai International Mansion Building, Yi No. 12, Chaoyangmenwai Ave.,
Chaoyang District, Beijing 100020
(Address of principal executive offices)

Registrant’s telephone number, including area code:
+ 86 (10) 58797346

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.

Amendment No. 2 to 2008 Equity Incentive Plan

On June 20, 2011, at the annual meeting of the stockholders for the fiscal year ended December 31, 2010 (the “Annual Meeting”) of General Steel Holdings, Inc. (the “Company”), the stockholders approved Amendment No. 2 to the Company’s 2008 Equity Incentive Plan (“Amendment No. 2”) to increase the number of authorized shares of the Company’s common stock that may be issued under the Company’s 2008 Equity Incentive Plan (the “Plan”) by 1,000,000 to 3,000,000 shares.

The descriptions of the Plan and Amendment No. 2 are qualified in their entirety by reference to the Plan and Amendment No. 2, copies of which were included as Appendix A and Appendix C, respectively, to the Company’s Proxy Statement filed with the Securities and Exchange Commission on May 2, 2011, and incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Sufficient shares of capital stock of the Company were present at the Annual Meeting, in person or by proxy, to constitute the quorum required by the Bylaws of the Company for Proposals 1, 2, 3, 4, and 5.  The voting results for each of the five proposals are set forth below.

Proposal 1.       The  nine  nominees to the Board of Directors of the Company were elected based upon the following votes and, except as otherwise required by law, by the Company’s Articles of Organization or by the Company’s Bylaws, to hold office until the next annual meeting of shareholders and thereafter until their successors have been elected and qualified or until their earlier resignation or removal:

Director Nominee	Common Stock Votes For	Series A Preferred Stock Votes For(1)	Votes Against	Abstentions	Broker Non-Votes
Zuosheng Yu	22,343,912	23,605,914	366,716	57,719	29,011,792
John Chen	22,329,622	23,605,914	397,536	41,189	29,011,792
Xiao Zeng Xu	22,329,362	23,605,914	380,766	58,219	29,011,792
Yong Tao Si	22,338,772	23,605,914	373,586	55,989	29,011,792
Angela He	22,317,862	23,605,914	387,096	63,389	29,011,792
Zhongkui Cao	22,319,337	23,605,914	366,021	82,989	29,011,792
Wenbing Chris Wang	22,284,617	23,605,914	420,991	62,739	29,011,792
James Hu	22,332,442	23,605,914	397,516	38,389	29,011,792
Qinghai Du	22,357,892	23,605,914	377,066	33,389	29,011,792

Proposal 2.       The appointment of PricewaterhouseCoopers Zhong Tian CPAs Limited Company as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011 was ratified based upon the following votes:

Common Stock Votes For	Series A Preferred Stock Votes For(1)	Votes Against	Abstentions	Broker Non-Votes
43,737,225	23,605,914	1,071,673	668,282	0

Proposal 3.        Amendment No. 2 to the Company’s 2008 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance by 1,000,000 to 3,000,000 shares was approved based upon the following votes:

Common Stock Votes For	Series A Preferred Stock Votes For(1)	Votes Against	Abstentions	Broker Non-Votes
22,154,579	23,605,914	572,014	41,756	29,011,792

Proposal 4.       The compensation of the Company’s Named Executive Officers was approved, by a non-binding advisory vote, based upon the following votes:

Common Stock Votes For	Series A Preferred Stock Votes For(1)	Votes Against	Abstentions	Broker Non-Votes
22,195,374	23,605,914	506,332	62,391	29,011,792

Proposal 5.       The frequency of the shareholder vote to approve the compensation of the Company’s Named Executive Officers was recommended to be 1 year,  based upon the following votes:

1 Year	Series A Preferred Stock Votes For 1 Year(1)	2 Years	3 Years	Abstentions	Broker Non-Votes
22,404,726	23,605,914	94,476	217,444	16,468	29,011,792

(1) As of the record date, the Company had 55,080,467 shares of common stock, par value $0.001 per share (“Common Stock”) issued and outstanding and 3,092,899 shares of Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock,” and together with the Common Stock, “Voting Stock”)  issued and outstanding.  The 3,092,899 shares of Series A Preferred Stock have aggregate voting rights equal to 30% of the Company’s total Voting Stock.  With respect to the Meeting, these voting rights represented the Common Stock equivalent of 23,605,914 votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

General Steel Holdings, Inc.

By:	/s/ John Chen
Name:	John Chen
Title:	Director and Chief Financial Officer

Dated: June 24, 2011